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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 13G


                    UNDER THE SECURITIES EXCHANGE ACT OF 1934
                           (AMENDMENT NO.    4     )*
                                          ---------


                              Mesaba Holdings, Inc.
-------------------------------------------------------------------------------
                                (Name of Issuer)


                          Common Stock, $.01 par value
-------------------------------------------------------------------------------
                         (Title of Class of Securities)


                                    590 66 B102
                          -----------------------------
                                 (CUSIP Number)



Check the following box if a fee is being paid with the statement / /. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                        (Continued on following page(s))







                                Page 1 of 5 Pages


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CUSIP No. 590 66 B102                  13G                Page  2  of  5  Pages
          -----------                                          ---    ---

 1   NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON


               LOWELL T. SWENSON


 2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

                                                                         (a) / /
                                                                         (b) / /
               NOT APPLICABLE

 3   SEC USE ONLY



 4   CITIZENSHIP OR PLACE OF ORGANIZATION



               U.S.A.


                              5   SOLE VOTING POWER

                                        346,848

        NUMBER OF
         SHARES
      BENEFICIALLY            6   SHARED VOTING POWER
        OWNED BY
          EACH                          100,000
        REPORTING
         PERSON
          WITH
                              7   SOLE DISPOSITIVE POWER

                                        346,848



                              8   SHARED DISPOSITIVE POWER

                                         100,000



 9   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON


               446,848

10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
                                                                             / /

               NOT APPLICABLE

11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9


               3.51%


12   TYPE OF REPORTING PERSON*

               IN


                      *SEE INSTRUCTIONS BEFORE FILLING OUT!

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Item 1.

     (a)  Name of Issuer:

          Mesaba Holdings, Inc.

     (b)  Address of Issuer's Principal Executive Office:

          7501 26th Avenue South
          Minneapolis, MN  55450

Item 2.

     (a)  Name of Person Filing:

          Lowell T. Swenson

     (b)  Address of Principal Business Office:

          1020 Centennial Drive
          P. O. Box D
          Thief River Falls, MN  56701

     (c)  Citizenship:

          U.S.A.

     (d)  Title of Class of Securities:

          Common Stock, $.01 par value

     (e)  CUSIP Number:

          590 66 B102

Item 3.   Not Applicable

Item 4.   Ownership

     (a)  Amount beneficially owned as of December 31, 1995:

          446,848

     (b)  Percent of Class:

          3.51%

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     (c)  Number of Shares as to Which Such Person Has:

          (i)   sole power to vote or direct the vote:

                    346,848

          (ii)  shared power to vote or direct the vote:

                    100,000

          (iii) sole power to dispose or direct the disposition of:

                    346,848

          (iv)  shared power to dispose or to direct the disposition of:

                    100,000

Item 5.

     If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following X.


Item 6.   Not Applicable

Item 7.   Not Applicable

Item 8.   Not Applicable

Item 9.   Not Applicable

Item 10.  Not Applicable

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                                    Signature

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:    February 6, 1996




                                        /s/ Lowell T. Swenson
                                        ------------------------------
                                        Lowell T. Swenson